GLOBAL HIGH INCOME DOLLAR FUND INC.                              ANNUAL REPORT


                                                           December 17, 2001
Dear Shareholder,

We present you with the annual report for the Global High Income Dollar Fund Inc. for the fiscal year ended October 31, 2001.

Q&A WITH PORTFOLIO MANAGER STUART WAUGH
--------------------------------------------------------------------

(sidebar)
 GLOBAL HIGH INCOME DOLLAR FUND INC.

 INVESTMENT GOALS:
 Primarily, high level of current income; secondarily, capital appreciation

 PORTFOLIO MANAGER:
 Stuart Waugh
 Brinson Advisors, Inc.

 COMMENCEMENT:
 October 8, 1993

 NYSE SYMBOL:
 GHI

 DIVIDEND PAYMENTS:
 Monthly
(endsidebar)

DESCRIBE THE FUND'S MARKET ENVIRONMENT DURING THE FISCAL YEAR ENDED OCTOBER 31, 2001. HOW DID THE FUND PERFORM?

Against a backdrop of a worldwide economic slowdown, the emerging market debt sector turned in modest returns. For the fiscal year, emerging market debt returned 5.5% as measured by the JP Morgan Emerging Market Bond Index-Global (EMBI-Global) and 3.5% as measured by the JP Morgan EMBI+. Developed bond markets, as measured by the SSB World Government Bond Index (WGBI) returned 11.2% on a currency-hedged basis measured in dollars.

These modest EMBI returns disguise two divergent performance trends among components of the indices. Most sovereign credits within the EMBI universe had strong, positive returns over the period. But Argentine and, to a lesser extent, Brazilian bonds, performed poorly over the period as credit fundamentals in Argentina deteriorated and investors began to discount a near certainty of default by Argentina. As the two sovereign credits together accounted for a large portion of the EMBI-Global, the overall sector performance was substantially depressed by the returns in these two sub-components of the Index.

For the fiscal year ended October 31, 2001, the Fund returned 9.6% on a net asset value basis, comparing favorably to the Lipper Emerging Market Debt Funds Median 5.2% return.

WHAT WERE THE PRINCIPAL STRATEGIES THAT CONTRIBUTED TO THE FUND'S PERFORMANCE?

We believe that our decision to underweight the portfolio in Argentina and Brazil, relative to the EMBI-Global, was beneficial to the Fund's performance. Over the fiscal year, Argentine debt securities underperformed the Index because credit fundamentals in Argentina deteriorated to the point where its government had to declare a debt restructuring and impose capital controls. Argentine debt will soon represent less than 4% of EMBI-Global market capitalization. Consequently, Argentine debt performance should be less relevant to the overall performance of the emerging market debt sector in the future.

Although Brazil's fiscal performance over the last several years has consistently exceeded targets established by the International Monetary Fund
(IMF), we reduced the Fund's exposure to Brazilian debt. Despite the depreciation of the real, Brazil's currency, Brazil's export performance has been disappointing; and the country's large current account deficit together with amortization payments requires large external financing. In addition, Brazil must continually roll over a large

ANNUAL REPORT                                GLOBAL HIGH INCOME DOLLAR FUND INC.

amount of short-term domestic government debt (some indexed-linked to the U.S. dollar). Together with continued credit deterioration in Argentina, such problems make the country particularly vulnerable to a balance of payments problem as the economy enters a Presidential election year. Nevertheless, in the weeks since the end of the Fund's fiscal year, price trends between Argentine and Brazilian bonds have diverged and Brazilian bonds appreciated even as Argentine bonds continued to fall.

(sidebar)
STUART WAUGH DISCUSSES DEVELOPMENTS IN DEBT RESTRUCTURING: The resolution of Argentina's economic crisis may take a long time to solve and its problems certainly could get worse. From a bondholders perspective, however, Argentine debt performance should be less relevant for the performance of the overall sector going forward simply because, as a consequence of price depreciation and restructuring, Argentine debt will soon represent less than 4% of EMBI-Global market capitalization. But the precedents currently evolving in its debt restructuring are likely to become highly relevant in assigning risk premiums for emerging market debt going forward. Unfortunately, these developments may not necessarily be positive for external debt-holders. By splitting its ongoing debt restructuring into two tranches, the Argentine (continued on page 3) (endsidebar)

WHY DID YOU REDUCE THE FUND'S EXPOSURE TO MEXICO DURING THE FISCAL YEAR?

We took this action for two reasons. First, we were concerned that a further downturn in U.S. economic activity would have a negative impact on Mexico's fiscal accounts and balance of payments. Second, Mexico is in the process of implementing a fiscal reform program, and we are uncertain how it will work out. Because Mexican debt is included in several investment grade U.S. indices, it is widely owned. Therefore, we believe the cost of disappointment over Mexican credit progress could be high. We should emphasize that the Fund's exposure to Mexico was reduced and not eliminated. Remaining investments in Mexico focus on long duration bonds. Therefore, on a duration-weighted basis the Fund's exposure to Mexico is close to the weight of the EMBI-Global. We will continue to monitor credit developments in Mexico, and adjust our strategy as conditions warrant.

AT 12% OF NET ASSETS, THE FUND'S EXPOSURE TO RUSSIA WAS ROUGHLY NEUTRAL TO THE EMBI-GLOBAL. WHAT IS YOUR VIEW ON RUSSIA?

Credit fundamentals in many countries were stable or improved despite the overall slowdown in trade and investment during the last twelve months. The Russian economy continues to benefit from robust energy prices and the residual effects of the 1998 devaluation of the ruble. The country has made progress with a number of structural reforms and improved its relations with Western Europe, the U.S. and official financial institutions.

IN WHAT OTHER AREAS DID YOU INVEST?

Relative to EMBI-Global, we had roughly neutral exposure to Venezuela, and we invested in non-indexed credits, such as Tunisia and Trinidad and Tobago. We also had foreign currency positions in Eastern European government bonds. The Fund owns Algerian and Moroccan loans, as well as bonds issued by Qatar and Malaysia.

GLOBAL HIGH INCOME DOLLAR FUND INC.                                ANNUAL REPORT

(sidebar)
(continued)
government has raised the prospect that local investors may be treated differently than foreign investors. In return for accepting a lower coupon, participants in the local exchange were given loans backed by tax receipts as collateral - effectively subordinating claims of other Argentine creditors. The Argentine government has yet to make an exchange offer to foreign bondholders and as of this time we are uncertain it will offer effectively the same terms as they had in the local tranche. Debate over a "financial architecture" which would define rules governing sovereign defaults and debt work-outs have raged in official and academic (continued on page 4)
(endsidebar)

WERE THERE DISAPPOINTMENTS?

Because we believed that the fallout from negative credit developments in Argentina would affect pricing of other emerging market debt credits, we adopted a defensive measure of maintaining a cash balance for most of the year. As a result, we missed opportunities in a number of smaller credits, such as Nigeria, Cote d'Ivoire, South Africa and Colombia, all of which rose more than 20% for the 12-month period.

WHAT IS YOUR OUTLOOK?

The events of September 11, 2001 triggered a broad-based sell-off in emerging market debt. In subsequent weeks, emerging market debt recovered along with other debt securities and equities. We believe the appreciation is more a reaction to the low Federal Funds Rate that has resulted from Federal Reserve interest-rate cuts and global economic stability, rather than specific improvement in the creditworthiness of the sector.

Because of the large component of export earnings and fiscal revenues derived from oil production for many emerging market countries, oil prices remain a risk to emerging market debt. Many of the Fund's holdings are invested in debt of countries whose credit is vulnerable to a prolonged downturn in oil prices. Oil prices have traded down recently due to the perceived impact of the global slowdown on demand and excess capacity. We continually monitor oil prices and the impact of price declines on specific country's credit-worthiness; presently we feel the risk of an increase or decrease in oil prices is more or less symmetric.

Immediate credit prospects for emerging market debt are benign but valuations are historically rich. Presently, the Fund has a cash balance of roughly 21% of net assets, an amount which primarily represents its underweight position in Brazilian debt. As in prior years when the Fund has accumulated cash, we believe it is more prudent to wait the advantageous opportunity to invest than to invest the balance all at once when valuations are expensive.

ANNUAL REPORT                                GLOBAL HIGH INCOME DOLLAR FUND INC.

PORTFOLIO REVIEW
--------------------------------------------------------------------------------

(sidebar)
(concluded)
circles since the IMF emergency lending program to the Asian governments in 1997. The IMF appears ready to move forward with a blue-print to expedite cases where a sovereign borrower needs to renegotiate terms of debt contracts with private creditors. At this juncture, the debate has become more focused; however, we believe it's too early to predict the events which may set precedents for how such work-outs will be settled in the future.
(end sidebar)


AVERAGE ANNUAL RETURNS, PERIODS ENDED 10/31/01

Net Asset Value Returns+       Fund     Lipper Median*
------------------------------------------------------
6 Months                       3.24%       -0.19%
1 Year                         9.62         5.20
5 Years                        9.06         6.90
Inception(o)                   9.46         7.58
------------------------------------------------------


Market Price Returns+          Fund     Lipper Median*
------------------------------------------------------
6 Months                       3.78%        3.89%
1 Year                        15.80        17.88
5 Years                       12.66        10.28
Inception(o)                   9.70         9.73
------------------------------------------------------

+ Past performance is no guarantee of future results. The Fund's share price and investment return will vary so that an investor's shares may be worth more or less than their original cost. NAV and market price returns for periods of one year or less have not been annualized. NAV return assumes, for illustration only, that dividends were reinvested at the net asset value on the ex-dividend dates. Returns do not reflect any commissions and are not representative of the performance of an individual investment.

* The Lipper Median is the return of the Lipper Emerging Market Debt Funds. The Lipper Peer Group data are calculated by Lipper Inc.; used with permission. Lipper total return methodology compares a fund's NAV (or market price in the case of market price returns) at the beginning and end of a period, with the result being expressed as a percent change of the beginning net asset value (or market price). The net asset value (or market price) is adjusted to reflect the compounding effect of reinvesting income dividends as well as capital gains distributions, if any. Distributions are reinvested on the ex-dividend date at the ex-dividend NAV (or market price on the pay date). Lipper total returns do not reflect any commissions.

o Inception for the Fund is October 8, 1993. Inception returns for the Lipper Median are shown as of nearest month end: October 31, 1993.

GLOBAL HIGH INCOME DOLLAR FUND INC.                                ANNUAL REPORT


PORTFOLIO STATISTICS


Currency Exposure*           10/31/01                              4/30/01
---------------------------------------------------------------------------
U.S. Dollar Denominated       96.3%     U.S. Dollar Denominated    94.6%
Foreign Denominated            3.7      Foreign Denominated         5.4
---------------------------------------------------------------------------
Total                        100.0      Total                     100.0


Top Ten Countries
(excluding the
United States)*      10/31/01                        4/30/01
-------------------------------------------------------------
Mexico              12.9%      Mexico              13.9%
Russia              12.3       Russia              10.5
Brazil               7.4       Brazil              10.1
Argentina            4.5       Venezuela            5.7
Venezuela            4.2       Argentina            5.1
Korea                3.7       Poland               4.7
Bulgaria             3.2       Korea                3.4
Peru                 3.2       Trinidad & Tobago    3.3
Trinidad & Tobago    3.1       Bulgaria             2.9
Malaysia             2.7       Morocco              2.7
-------------------------------------------------------------
Total               57.2       Total               62.3


Credit Quality*     10/31/01    4/30/01
---------------------------------------
A1/P1              23.3%       19.9%
A                   3.7         5.4
BBB                16.2        15.8
BB                 19.1        20.3
B                  29.3        35.4
CCC                 0.9         -
CC                  4.5         -
Non-Rated           3.0         3.2
---------------------------------------
Total             100.0       100.0


Characteristics+           10/31/01     4/30/01
-----------------------------------------------
Net Asset Value             $14.16      $14.49
Market Price                $12.98      $13.26
12-Month Dividend          $1.6054     $1.6260
Dividend at Period-End     $0.1272     $0.1355
Net Assets (mm)             $275.2      $281.8
-----------------------------------------------

* Weightings represent percentages of net assets as of the dates indicated. The Fund's portfolio is actively managed and its composition will vary over time.

+   Prices and other characteristics will vary over time.

ANNUAL REPORT                                GLOBAL HIGH INCOME DOLLAR FUND INC.


Our ultimate objective in managing your investments is to help you successfully meet your financial goals. We thank you for your continued support and welcome any comments or questions you may have. For more information on the Brinson Funds,(1) please contact your financial advisor or visit us at www.brinsonadvisors.com.


Sincerely,




/s/ BRIAN M. STORMS             /s/ STUART WAUGH


    BRIAN M. STORMS                 STUART WAUGH
    President                       Executive Director,
                                    Brinson Advisors, Inc.
                                    Portfolio Manager,
                                    Global High Income Dollar Fund Inc.

This letter is intended to assist shareholders in understanding how the Fund performed during the fiscal year ended October 31, 2001, and reflects our views at the time of its writing. Of course, these views may change in response to changing circumstances. We encourage you to consult your financial advisor regarding your personal investment program.

1 Mutual funds are sold by prospectus only. The prospectuses for the funds contain more complete information regarding risks, charges and expenses, and should be read carefully before investing.


6.

GLOBAL HIGH INCOME DOLLAR FUND INC.

PORTFOLIO OF INVESTMENTS                                        OCTOBER 31, 2001

  PRINCIPAL
   AMOUNT                                                                            MATURITY           INTEREST
   (000)**                                                                             DATES             RATES           VALUE
------------                                                                         --------           --------        -------
LONG-TERM DEBT SECURITIES - 76.04%
ALGERIA - 1.52%
$   3,400    The People's Democratic Republic of Algeria Loan Participation,
              Tranche 3 (JP Morgan Chase Bank) (1)(2) .......................       03/04/10            4.313%+         $ 2,737,250
    1,789    The People's Democratic Republic of Algeria Loan Participation,
              Tranches 3 (Salomon Brothers Holding Company, Inc.)(1)(2) .....       03/04/10            4.313+            1,440,276
                                                                                                                        -----------
                                                                                                                          4,177,526
                                                                                                                        -----------
ARGENTINA - 4.45%
    2,000    Republic of Argentina ..........................................       06/15/15           11.750               920,000
    3,775    Republic of Argentina ..........................................       06/19/18           12.250             1,585,392
   10,578    Republic of Argentina ..........................................       06/19/31           12.000             4,601,648
    2,268    Republic of Argentina ..........................................       03/31/05            3.375+            1,236,060
    5,000    Republic of Argentina, PAR .....................................       03/31/23            6.000             2,975,000
    2,230    Republic of Argentina, Series F ................................       10/15/04           20.180*              936,600
                                                                                                                        -----------
                                                                                                                         12,254,700
                                                                                                                        -----------
BRAZIL - 7.40%
   12,020    Federal Republic of Brazil .....................................05/15/27 to 08/17/40   10.125 to 11.000      7,922,850
    8,800    Federal Republic of Brazil, DISC ...............................       04/15/24            3.188+            5,841,000
    2,400    Federal Republic of Brazil, EXIT (1) ...........................       09/15/13            6.000             1,584,000
    7,500    Federal Republic of Brazil, PAR ................................       04/15/24            6.000+            5,025,000
                                                                                                                        -----------
                                                                                                                         20,372,850
                                                                                                                        -----------
BULGARIA - 3.20%
    5,000    Republic of Bulgaria, DISC .....................................       07/28/24            4.563+            3,925,000
    6,000    Republic of Bulgaria, FLIRB ....................................       07/28/12            4.563+            4,867,800
                                                                                                                        -----------
                                                                                                                          8,792,800
                                                                                                                        -----------
CHILE - 1.16%
    3,000    CIA de Telecom de Chile, S.A. ..................................       01/01/06            8.375             3,181,905
                                                                                                                        -----------
ECUADOR - 0.93%
    1,750    Republic of Ecuador ............................................       11/15/12           12.000             1,150,625
    3,500    Republic of Ecuador ............................................       08/15/30            5.000++           1,417,500
                                                                                                                        -----------
                                                                                                                          2,568,125
                                                                                                                        -----------
HUNGARY - 1.54%
HUF   1,210,0Republic of Hungary ............................................ 11/24/02 to 06/12/03   9.000 to 9.500       4,246,936
                                                                                                                        -----------

KOREA - 3.66%
$  8,660     Republic of Korea ..............................................       04/15/08            8.875            10,060,977
                                                                                                                        -----------

MALAYSIA - 2.65%
  7,176      Petroliam Nasional Berhad ...................................... 10/18/06 to 10/15/26   7.125 to 7.625       7,286,226
                                                                                                                        -----------

MEXICO - 12.86%
  4,375      Mexican Multi Year Refinance Loan Participation
              (Salomon Brothers Holding Company Inc.) (1)(2) ................       03/20/05            4.625+            4,068,830
  3,000      PEMEX Finance Ltd. (1) .........................................       11/15/18            9.150             3,276,216
  1,500      Petroleos Mexicanos ............................................       02/01/05            6.500             1,518,750
  15,568     United Mexican States .......................................... 02/01/10 to 08/15/31   8.300 to 11.500     17,854,704
  6,950      United Mexican States, DISC ....................................       12/31/19            4.788+            6,880,500
  1,885      United Mexican States, PAR .....................................       12/31/19            6.250             1,800,175
                                                                                                                        -----------
                                                                                                                         35,399,175
                                                                                                                        -----------

                                                                               7

GLOBAL HIGH INCOME DOLLAR FUND INC.

PRINCIPAL
 AMOUNT                                                                      MATURITY            INTEREST
 (000)**                                                                       DATES               RATES           VALUE
---------                                                                   ----------          ----------        -------
LONG-TERM DEBT SECURITIES - (CONCLUDED)
MOROCCO - 2.53%
$  7,992 Kingdom of Morocco Loan Participation, Tranche A
       (JP Morgan Chase Bank) (1)(2) ...............................        01/05/09              5.094%+    $  6,953,073
PANAMA - 1.34%                                                                                               ------------
   4,853 Republic of Panama, PDI ...................................        07/17/16              4.625+        3,694,489
                                                                                                             ------------
PERU - 3.15%
  10,000 Republic of Peru, FLIRB ...................................        03/07/17              4.000++       6,500,000
   3,000 Republic of Peru, PDI .....................................        03/07/17              4.500++       2,160,000
                                                                                                             ------------
                                                                                                                8,660,000
                                                                                                             ------------
PHILIPPINES - 2.42%
   8,150 Republic of Philippines ...................................        01/15/19              9.875         6,652,437
                                                                                                             ------------
POLAND - 1.53%
PLN 18,470 Republic of Poland ......................................        2/05 to 10/12/05      8.500         4,222,906
                                                                                                             ------------
QATAR - 2.43%
$  6,004 State of Qatar ............................................        06/15/30              9.750         6,694,460
                                                                                                             ------------
RUSSIA - 12.32%
  16,454 Russian Federation ........................................        03/31/10              8.250        12,998,671
  43,624 Russian Federation ........................................        03/31/30              5.000++      20,913,149
                                                                                                             ------------
                                                                                                               33,911,820
                                                                                                             ------------
TRINIDAD & TOBAGO - 3.11%
   3,000 Republic of Trinidad and Tobago (1) .......................        10/03/04             11.750         3,420,000
   4,650 Republic of Trinidad and Tobago ...........................        10/01/09              9.875         5,138,250
                                                                                                             ------------
                                                                                                                8,558,250
                                                                                                             ------------
TUNISIA - 1.49%
   4,405 Banque Centrale de Tunisie ................................        09/19/27              8.250         4,096,650
                                                                                                             ------------
TURKEY - 2.13%
   6,810 Republic of Turkey ........................................        01/15/30             11.875         5,873,625
                                                                                                             ------------
VENEZUELA - 4.22%
   7,646 Republic of Venezuela .....................................        09/15/27              9.250         5,080,767
   2,786 Republic of Venezuela, DCB ................................        12/18/07              4.750+        2,207,658
   5,450 Republic of Venezuela, PAR (3) ............................        03/31/20              6.750         4,322,531
                                                                                                             ------------
                                                                                                               11,610,956
                                                                                                             ------------
Total Long-Term Debt Securities (cost - $205,563,843)...............                                          209,269,886
                                                                                                             ------------

  NUMBER
 OF RIGHTS
   (000)
----------
RIGHTS - 0.03%
MEXICO - 0.03%
  14,195 United Mexican States Value Recovery Rights
           Series A, Expiration Date 06/30/03 (4) (cost-$0)..........                                              78,072
                                                                                                              -----------

GLOBAL HIGH INCOME DOLLAR FUND INC.

PRINCIPAL
 AMOUNT                                                                      MATURITY      INTEREST
 (000)**                                                                       DATES         RATES           VALUE
--------                                                                    ----------    ----------        -------
SHORT-TERM DEBT SECURITIES - 18.75%
HUNGARY - 0.59%
 HUF 450,000 Republic of Hungary ........................................   06/24/02         14.000%     $  1,621,567
                                                                                                         ------------
UNITED STATES - 18.16%
$  50,000 Federal Home Loan Bank Discount Notes .........................   11/06/01          2.349*       49,980,582
                                                                                                         ------------
Total Short-Term Debt Securities (cost - $51,619,564) ...................                                  51,602,149
REPURCHASE AGREEMENTS - 3.09%                                                                            ------------
    4,516  Repurchase agreement dated 10/31/01 with Dresdner Bank, collateralized by $4,483,000 U.S. Treasury Notes, 5.875% due
             11/30/01 (value - $4,606,409); proceeds: $4,516,316
             (cost - $4,516,000).........................................   11/01/01       2.520            4,516,000
    4,000  Repurchase agreement dated 10/31/01 with SG Cowen Corp., collateralized by $2,822,000 U.S. Treasury Bonds, 8.750% due
             08/15/20 (value - $4,081,318); proceeds: $4,000,284
             (cost - $4,000,000).........................................   11/01/01        2.560           4,000,000
                                                                                                         ------------
Total Repurchase Agreements (cost - $8,516,000) .........................                                   8,516,000
                                                                                                         ------------
Total Investments (cost - $265,699,407) - 97.91% ........................                                 269,466,107
Other assets in excess of liabilities - 2.09% ...........................                                   5,739,127
                                                                                                         ------------
Net Assets - 100.00% ....................................................                                $275,205,234
                                                                                                         ============

------------
Note:  The Portfolio of Investments is listed by the Issuer's country of origin.

*     Interest rate reflects yield to maturity at date of purchase.


**    In U.S. dollars unless otherwise indicated.

+     Reflects rate at October 31, 2001 on variable rate instruments.

++    Reflects rate at October 31, 2001 on step coupon rate instruments.

(1)   Illiquid securities represent 8.53% of net assets.
(2) Participation interest was acquired through the financial institution indicated parenthetically.

(3) With an additional 27,250 warrants attached maturing 04/15/20 with no market value.

(4) Rights do not currently accrue income. Quarterly income, if any, will vary based on several factors including oil exports, prices, and inflation.

DCB    Debt Conversion Bond
DISC   Discount Bond
EXIT   Investment Bond
FLIRB  Front-loaded Interest Reduction Bond
HUF    Hungary Forints
PAR    Par Bond
PDI    Past Due Interest Bond
PLN    Polish Zloties

INVESTMENTS BY TYPE OF ISSUER

                                                       PERCENTAGE OF NET ASSETS
                                                       ------------------------
                                                        LONG-TERM   SHORT-TERM
                                                       ----------- -----------
         Government and other public issuers ......... 70.52%       0.59%
         U.S. Agency Obligations .....................     -       18.16
         Oil/Gas .....................................  4.39           -
         Repurchase agreements .......................     -        3.09
         Telecom .....................................  1.16           -
                                                       -----       -----
                                                       76.07%      21.84%
                                                       =====       =====

                See accompanying notes to financial statements

GLOBAL HIGH INCOME DOLLAR FUND INC.


STATEMENT OF ASSETS AND LIABILITIES                             OCTOBER 31, 2001



ASSETS
Investments in securities, at value (cost - $265,699,407).................................    $269,466,107
Cash .....................................................................................             595
Receivable for investments sold ..........................................................       5,302,500
Interest receivable ......................................................................       4,934,499
Other assets .............................................................................             768
                                                                                              ------------
Total assets .............................................................................     279,704,469
                                                                                              ------------
LIABILITIES
Payable for investments purchased ........................................................       3,997,700
Payable to investment advisor and administrator ..........................................         290,486
Accrued expenses and other liabilities ...................................................         211,049
                                                                                              ------------
Total liabilities ........................................................................       4,499,235
                                                                                              ------------
NET ASSETS
Capital stock - $0.001 par value; 100,000,000 shares authorized; 19,439,667 shares issued      279,671,734
  and outstanding
Accumulated net realized loss from investment transactions ...............................      (8,236,493)
  Net unrealized appreciation of investments, other assets and liabilities denominated in        3,769,993
                                                                                              ------------
  foreign currencies
Net assets ...............................................................................    $275,205,234
                                                                                              ============
Net asset value per share ................................................................    $      14.16
                                                                                              ============




                 See accompanying notes to financial statements
10

GLOBAL HIGH INCOME DOLLAR FUND INC.

STATEMENT OF OPERATIONS




                                                                               FOR THE YEAR
                                                                                  ENDED
                                                                             OCTOBER 31, 2001
                                                                            -----------------
INVESTMENT INCOME:
Interest ................................................................     $ 28,008,441
                                                                              ------------
EXPENSES:
Investment advisory and administration ..................................        3,546,562
Custody and accounting ..................................................          216,732
Professional fees .......................................................          113,365
Reports and notices to shareholders .....................................           63,307
Transfer agency fees ....................................................           19,334
Directors' fees .........................................................           10,500
Other expenses ..........................................................           32,699
                                                                              ------------
                                                                                 4,002,499
                                                                              ------------
Net investment income ...................................................       24,005,942
                                                                              ------------
REALIZED AND UNREALIZED GAINS (LOSSES) FROM INVESTMENT ACTIVITIES:
Net realized losses from:
 Investment transactions ................................................         (563,226)
 Foreign currency transactions ..........................................       (1,636,328)
Net change in unrealized appreciation/depreciation of:
 Investments ............................................................        3,985,353
 Other assets and liabilities denominated in foreign currencies .........           45,634
                                                                              ------------
NET REALIZED AND UNREALIZED GAIN FROM INVESTMENT ACTIVITIES .............        1,831,433
                                                                              ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ....................     $ 25,837,375
                                                                              ============




                 See accompanying notes to financial statements
                                                                              11

GLOBAL HIGH INCOME DOLLAR FUND INC.

STATEMENT OF CHANGES IN NET ASSETS


                                                                                    FOR THE YEARS ENDED
                                                                                        OCTOBER 31,
                                                                            -----------------------------------
                                                                                  2001               2000
                                                                            ----------------   ----------------
FROM OPERATIONS:
Net investment income ...................................................    $  24,005,942      $  29,886,987
Net realized gain (loss) from investment transactions ...................         (563,226)         2,304,736
Net realized losses from foreign currency transactions ..................       (1,636,328)          (693,685)
Net change in unrealized appreciation/depreciation of:
 Investments ............................................................        3,985,353         13,372,396
 Other assets and liabilities denominated in foreign currencies .........           45,634             (5,080)
                                                                             -------------      -------------
Net increase in net assets resulting from operations ....................       25,837,375         44,865,354
                                                                             -------------      -------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income ..............................................      (22,369,614)       (29,868,416)
From paid-in-capital ....................................................       (8,851,518)                 -
In excess of net investment income ......................................                -         (1,736,246)
                                                                             -------------      -------------
Total dividends and distributions to shareholders .......................      (31,221,132)       (31,604,662)
                                                                             -------------      -------------
CAPITAL STOCK TRANSACTIONS:
Cost of shares repurchased ..............................................       (1,366,396)       (15,571,687)
                                                                             -------------      -------------
Net decrease in net assets ..............................................       (6,750,153)        (2,310,995)
                                                                             -------------      -------------
NET ASSETS:
Beginning of year .......................................................      281,955,387        284,266,382
                                                                             -------------      -------------
End of year .............................................................    $ 275,205,234      $ 281,955,387
                                                                             =============      =============




                 See accompanying notes to financial statements
12

NOTES TO FINANCIAL STATEMENTS

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     Global High Income Dollar Fund Inc. (the "Fund") was incorporated in the State of Maryland on February 23, 1993 and is registered with the Securities and Exchange Commission as a closed-end, non-diversified management investment company. The Fund's primary investment objective is to achieve a high level of current income. As a secondary objective the Fund seeks capital appreciation, to the extent consistent with its primary objective.

     The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires Fund management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

  Valuation of Investments-The Fund calculates its net asset value based on the current market value, where available, for its portfolio securities. The Fund normally obtains market values for its securities from independent pricing sources and broker-dealers. Independent pricing sources may use reported last sale prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities. Securities traded in the over-the-counter ("OTC") market and listed on The Nasdaq Stock Market, Inc. ("Nasdaq") normally are valued at the last sale price on Nasdaq prior to valuation. Other OTC securities are valued at the last bid price available prior to valuation. Securities which are listed on U.S. and foreign stock exchanges normally are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by Brinson Advisors, Inc., the investment advisor and administrator of the Fund. Brinson Advisors is an indirect wholly owned asset management subsidiary of UBS AG. UBS AG is an internationally diversified organization with headquarters in Zurich, Switzerland and operations in many areas of the financial services industry. If a market value is not available from an independent pricing source for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Fund's board of directors (the "Board"). The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with sixty days or less remaining to maturity, unless the Board determines that this does not represent fair value. All investments quoted in foreign currencies will be valued weekly in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Fund's custodian.

     Foreign currency exchange rates are generally determined prior to the close of the New York Stock Exchange ("NYSE"). Occasionally, events affecting the value of foreign investments and such exchange rates occur between the time at which they are determined and the close of the NYSE, which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities or currency exchange rates occur during such time periods, the securities will be valued at their fair value as determined in good faith by or under the direction of the Board.

  Repurchase Agreements-The Fund's custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Fund occasionally participates in joint repurchase agreement transactions with other funds managed or advised by Brinson Advisors.

NOTES TO FINANCIAL STATEMENTS

  Investment Transactions and Investment Income-Investment transactions are recorded on the trade date. Realized gains and losses from investment and foreign exchange transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Discounts are accreted as adjustments to interest income and the identified cost of investments.

     In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The revised version of the Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000 and will require investment companies to amortize premiums on fixed income securities. The Fund currently does not amortize premiums on fixed income securities. Upon adoption, the Fund will be required to record a cumulative effect adjustment to reflect the amortization of premiums. The adjustment will reduce net investment income and increase net unrealized appreciation of investments and therefore will not impact total net assets. At this time, the Fund has not completed its analysis of the impact of this accounting change.

  Foreign Currency Translation-The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: (1) market value of investment securities, other assets and liabilities-at the exchange rates prevailing at the end of the period; and
(2) purchases and sales of investment securities, income and expenses-at the rates of exchange prevailing on the respective dates of such transactions.

     Although the net assets and the market value of the Fund's portfolio are presented at the foreign exchange rates at the end of the period, the Fund does not generally isolate the effect of fluctuations in foreign exchange rates from the effect of the changes in market prices of securities. However, the Fund does isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon the sale or maturity of foreign currency-denominated debt obligations pursuant to federal income tax regulations. Certain foreign exchange gains and losses included in realized and unrealized gains and losses are included in or are a reduction of ordinary income in accordance with federal income tax regulations.

  Forward Foreign Currency Contracts-The Fund may enter into forward foreign currency exchange contracts ("forward contracts") in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolio securities denominated in a particular currency. The Fund may also use forward contracts to enhance income.

     The Fund has no specific limitation on the percentage of assets which may be committed to such contracts. The Fund may enter into forward contracts or maintain a net exposure to forward contracts only if (1) the consummation of the contracts would not obligate the Fund to deliver an amount of foreign currency in excess of the value of the position being hedged by such contracts or (2) the Fund maintains cash or liquid securities in a segregated account in an amount not less than the value of its total assets committed to the consummation of the forward contracts and not covered as provided in (1) above, as marked-to-market daily.

     Risks may arise with respect to entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

     Fluctuations in the value of forward contracts are recorded for book purposes as unrealized gains or losses by the Fund. Realized gains and losses include net gains and losses recognized by the Fund on contracts which have matured.

  Dividends and Distributions-Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. These "book/tax" differences are either considered temporary

NOTES TO FINANCIAL STATEMENTS

or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.


CONCENTRATION OF RISK

     Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which the Fund invests. The ability of the issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments particular to a specific industry, country or region.


INVESTMENT ADVISOR AND ADMINISTRATOR

     The Board has approved an investment advisory and administration contract ("Advisory Contract") with Brinson Advisors, under which Brinson Advisors serves as investment advisor and administrator of the Fund. In accordance with the Advisory Contract, the Fund pays Brinson Advisors an investment advisory and administration fee, which is accrued weekly and paid monthly, at the annual rate of 1.25% of the Fund's average weekly net assets. At October 31, 2001, the Fund owed Brinson Advisors $290,486 in investment advisory and administration fees.


SECURITY LENDING

     The Fund may lend securities up to 33 1/3% of its total assets to qualified institutions. The loans are secured at all times by cash or U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest, determined on a daily basis and adjusted accordingly. The Fund will regain ownership of loaned securities to exercise certain beneficial rights, however, the Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Fund receives compensation, which is included in interest income, for lending its securities from interest earned on the cash or U.S. government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. UBS PaineWebber Inc. ("UBS PaineWebberSM*"), an indirect wholly owned subsidiary of UBS AG, has been approved as a borrower under the Fund's securities lending program. During the year ended October 31, 2001, the Fund did not lend securities.


INVESTMENTS IN SECURITIES

     For federal income tax purposes, the cost of securities owned at October 31, 2001 was substantially the same as the cost of securities for financial statement purposes.


------------
* UBS PaineWebber is a Service Mark of UBS AG.

NOTES TO FINANCIAL STATEMENTS

     At October 31, 2001, the components of net unrealized appreciation of investments were as follows:



  Gross appreciation (investments having an excess of value over cost)   $  14,518,057
  Gross depreciation (investments having an excess of cost over value)     (10,751,357)
                                                                         -------------
  Net unrealized appreciation of investments ..........................  $   3,766,700
                                                                         =============

     For the year ended October 31, 2001, total aggregate purchases and sales of portfolio securities, excluding short-term securities, were $115,458,355 and $147,773,242, respectively.


CAPITAL STOCK

     There are 100,000,000 shares of $0.001 par value capital stock authorized and 19,439,667 shares outstanding at October 31, 2001. For the year ended October 31, 2001, the Fund repurchased 107,400 shares of common stock at an average market price per share of $12.66 and a weighted average discount from net asset value of 12.12%. For the year ended October 31, 2000, the Fund repurchased 1,263,200 shares of common stock at an average market price per share of $12.27 and a weighted average discount from net asset value of 15.43%. For the period September 17, 1998 (commencement of repurchase program) through October 31, 2001, the Fund repurchased 3,297,000 shares of common stock at an average market price per share of $11.68 and a weighted average discount from net asset value of 14.88%. At October 31, 2001, paid-in-capital was reduced by the cost of $38,698,693 of capital stock repurchased.


FEDERAL TAX STATUS

     The Fund intends to distribute substantially all of its taxable income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, the Fund intends not to be subject to a federal excise tax.

     To reflect reclassifications arising from permanent "book/tax" differences for the year ended October 31, 2001, distributions in excess of net investment income was decreased by $7,215,190, accumulated net realized loss from investment transactions was decreased by $1,636,328 and capital stock was decreased by $8,851,518. Permanent book/tax differences are primarily attributable to foreign currency gains/losses.

     At October 31, 2001, the Fund had a net capital loss carryforward of $8,236,493. The loss carryforward is available as a reduction, to the extent provided in the regulations, of future net realized capital gains and will expire as follows: $7,673,267 on October 31, 2007 and $563,226 on October 31, 2009. To the extent that such losses are used to offset future net realized capital gains, as provided in the regulations, it is possible those gains will not be distributed.

GLOBAL HIGH INCOME DOLLAR FUND INC.

FINANCIAL HIGHLIGHTS


Selected data for a share of common stock outstanding throughout each year is presented below:


                                                                                      FOR THE YEARS ENDED OCTOBER 31,
                                                                    ---------------------------------------------------------------
                                                                        2001         2000         1999          1998         1997
                                                                    ------------ ------------ ------------ ------------- -----------
Net asset value, beginning of year ................................   $ 14.42      $ 13.66      $ 13.02       $ 15.16     $ 14.99
                                                                      -------      -------      -------       -------     --------
Net investment income .............................................      1.24         1.48         1.10          1.28        1.31
Net realized and unrealized gains (losses) from investments and
 foreign currency transactions ....................................      0.10         0.71         0.78        ( 2.12)       0.13
                                                                      -------      -------      -------       -------     --------
Net increase (decrease) from investment operations ................      1.34         2.19         1.88        ( 0.84)       1.44
                                                                      -------      -------      -------       -------     --------
Dividends from net investment income ..............................     ( 1.15)      ( 1.48)      ( 1.10)      ( 1.10)      ( 1.08)
Distributions from net realized gains from investment transactions           -            -       ( 0.30)      ( 0.11)           -
Distributions from paid-in-capital ................................     ( 0.46)           -            -            -            -
Distributions in excess of net investment income ..................          -       ( 0.09)           -       ( 0.10)      ( 0.19)
                                                                      --------     --------     --------      -------     --------
Total dividends and distributions to shareholders .................     ( 1.61)      ( 1.57)      ( 1.40)      ( 1.31)      ( 1.27)
                                                                      --------     --------     --------      -------     --------
Net increase in net asset value resulting from repurchase of common
 stock ............................................................      0.01         0.14         0.16          0.01            -
                                                                      --------     --------     --------      -------     --------
Net asset value, end of year ......................................   $ 14.16      $ 14.42      $ 13.66       $ 13.02     $ 15.16
                                                                      =======      =======      =======       =======     =======
Market value, end of year .........................................   $ 12.98      $ 12.63      $ 11.50       $ 11.50     $ 12.81
                                                                      =======      =======      =======       =======     =======
Total investment return(1) ........................................      15.80%       24.55%       13.23%      ( 0.70)%      11.47%
                                                                      =======      =======      =======       =======     =======
Ratios/Supplemental data:
Net assets, end of year (000's) ...................................   $275,205     $281,955     $284,266      $294,067    $344,612
Expenses to average net assets ....................................       1.41%        1.39%        1.42%        1.44%        1.42%
Net investment income to average net assets .......................       8.46%       10.12%        8.27%        8.55%        8.24%
Portfolio turnover rate ...........................................         51%          43%          33%          89%          56%

------------
(1) Total investment return is calculated assuming a purchase of common stock at the current market price on the first day of each year reported and a sale at the current market price on the last day of each year reported, and assuming reinvestment of dividends and other distributions at prices obtained under the Fund's Dividend Reinvestment Plan. Total investment return does not reflect brokerage commissions.

GLOBAL HIGH INCOME DOLLAR FUND INC.

REPORT OF INDEPENDENT AUDITORS


To the Board of Directors and Shareholders of Global High Income Dollar Fund Inc.

We have audited the accompanying statement of assets and liabilities of Global High Income Dollar Fund Inc. (the "Fund"), including the portfolio of investments, as of October 31, 2001, and the related statements of operations and changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended October 31, 2000 and the financial highlights for each of the four years in the period ended October 31, 2000, were audited by other auditors whose report dated December 27, 2000, expressed an unqualified opinion on those statements.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned at October 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the 2001 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Global High Income Dollar Fund Inc. at October 31, 2001, and the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States.


                                                [GRAPHIC OMITTED]




New York, New York
December 18, 2001

GLOBAL HIGH INCOME DOLLAR FUND INC.

TAX INFORMATION (unaudited)


     We are required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise you within 60 days of the Fund's fiscal year end (October 31, 2001) as to the federal tax status of distributions received by shareholders during such fiscal year. Accordingly, we are advising you that distributions of $1.15 per share paid during the fiscal year by the Fund are taxable as ordinary income and $0.46 per share are nontaxable distributions from paid-in-capital.

     Dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income. Some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual reporting.

     Since the Fund's fiscal year is not the calendar year, another notification will be sent in respect of calendar year 2001. The second notification, which will reflect the amount to be used by calendar year taxpayers on their federal income tax returns, will be made in conjunction with Form 1099 DIV and will be mailed in January 2002. Shareholders are advised to consult their own tax advisors with respect to the tax consequences of their investment in the Fund.

GLOBAL HIGH INCOME DOLLAR FUND INC.

GENERAL INFORMATION (unaudited)



THE FUND

     Global High Income Dollar Fund Inc. (the "Fund") is a non-diversified, closed-end management investment company whose shares trade on the New York Stock Exchange ("NYSE"). The Fund's primary investment objective is to achieve a high level of current income. As a secondary objective, the Fund seeks capital appreciation, to the extent consistent with its primary objective. The Fund's investment advisor and administrator is Brinson Advisors Inc., an indirect wholly owned asset management subsidiary of UBS AG, which had over $79 billion in assets under management as of November 30, 2001.


SHAREHOLDER INFORMATION

     The Fund's NYSE trading symbol is "GHI." Comparative net asset value and market price information about the Fund is published weekly in The Wall Street Journal, The New York Times and Barron's, as well as in numerous other publications.


DIVIDEND REINVESTMENT PLAN

     The Fund's Board has established a Dividend Reinvestment Plan (the "Plan") under which all shareholders whose shares are registered in their own names, or in the name of UBS PaineWebber Inc. or its nominee, will have all dividends and other distributions on their shares of common stock automatically reinvested in additional shares, unless such shareholders elect to receive cash. Shareholders who elect to hold their shares in the name of another broker or nominee should contact such broker or nominee to determine whether, or how, they may participate in the Plan. The ability of such shareholders to participate in the Plan may change if their shares are transferred into the name of another broker or nominee.

     A shareholder may elect not to participate in the Plan or may terminate participation in the Plan at any time without penalty, and shareholders who have previously terminated participation in the Plan may rejoin it at any time. Changes in elections must be made in writing to the Fund's transfer agent and should include the shareholder's name and address as they appear on that share certificate or in the transfer agent's records. An election to terminate participation in the Plan, until such election is changed, will be deemed an election by a shareholder to take all subsequent distributions in cash. An election will be effective only for distributions declared and having a record date at least ten days after the date on which the election is received.

     Additional shares of common stock acquired under the Plan will be purchased in the open market, on the NYSE or otherwise, at prices that may be higher or lower than the net asset value per share at the time of the purchase. The number of shares of common stock purchased with each dividend will be equal to the result obtained by dividing the amount of the dividend payable to a particular shareholder by the average price per share (including applicable brokerage commissions) that the transfer agent was able to obtain in the open market. The Fund will not issue any new shares in connection with the Plan. There currently is no charge to participants for reinvesting dividends or other distributions. The transfer agent's fees for handling the reinvestment of distributions are paid by the Fund. However, each participant pays a pro rata share of brokerage commissions incurred with respect to the transfer agent's open market purchases of common stock in connection with the reinvestment of distributions. The automatic reinvestment of dividends and other distributions in shares of common stock does not relieve participants of any income tax that may be payable on such distributions.

GLOBAL HIGH INCOME DOLLAR FUND INC.

GENERAL INFORMATION (unaudited) (concluded)

     Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan with respect to any dividend or other distribution if notice of the change is sent to Plan participants at least 30 days before the record date for such distribution. The Plan also may be amended or terminated by the transfer agent by at least 30 days' written notice to all Plan participants. Additional information regarding the Plan may be obtained from, and all correspondence concerning the Plan should be directed to, the transfer agent at PFPC Inc., P.O Box 8030, Boston, Massachusetts 02266. For further information regarding the Plan, you may also contact the transfer agent directly at 1-800-331-1710.


DISTRIBUTION POLICY

     The Fund's Board adopted a managed distribution policy in December 1999, which means that the Fund will make regular monthly distributions at an annualized rate equal to 11% of the Fund's net asset value, as determined as of the last trading day during the first week of that month (usually a Friday, unless the NYSE is closed that Friday). Prior to December 20, 1999, the Fund's distributions varied based on the Fund's net investment income and realized capital gains or losses.

     To the extent that the Fund's taxable income in any fiscal year exceeds the aggregate amount distributed based on a fixed percentage of its net asset value, the Fund would distribute that excess near the end of the fiscal year. If the aggregate amount distributed by the Fund (based on a fixed percentage of its net asset value) exceeds its taxable income, the amount of that excess would constitute a return of capital for tax purposes.

     Monthly distributions based on a fixed percentage of the Fund's net asset value may require the Fund to make multiple distributions of long-term capital gains during a single fiscal year. The Fund has received exemptive relief from the Securities and Exchange Commission that enables it to do so. The Fund's Board will annually reassess the annualized percentage of net assets at which the Fund's monthly distributions will be made.

                 (This page has been left blank intentionally.)

--------------------------------------------------------------------------------

DIRECTORS

E. Garrett Bewkes, Jr.              George W. Gowen
Chairman
                                    William W. Hewitt, Jr.
Margo N. Alexander
                                    Morton Janklow
Richard Q. Armstrong
                                    Frederic V. Malek
David J. Beaubien
                                    Carl W. Schafer
Richard R. Burt
                                    William D. White
Meyer Feldberg


PRINCIPAL OFFICERS

Brian M. Storms                     Paul H. Schubert
President                           Vice President and Treasurer

Amy R. Doberman                     Stuart Waugh
Vice President and Secretary        Vice President


INVESTMENT ADVISOR AND
ADMINISTRATOR

Brinson Advisors, Inc.
51 West 52nd Street
New York, New York 10019-6114


Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that from time to time the Fund may purchase shares of its common stock in the open market at market prices.

This report is sent to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for the use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

                                                           GLOBAL HIGH
                                                           INCOME DOLLAR
                                                           FUND INC.
--------------------------------------------------------------------------------
                                                           OCTOBER 31, 2001




                                                                   ANNUAL REPORT